UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21044

UM Investment Trust
(Exact name of registrant as specified in charter)

245 Park Avenue
New York, NY 10167
(Address of principal executive offices) (Zip code)

Stephen M. Benham
245 Park Avenue
New York, NY 10167
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 through December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

UM Investment Trust

Undiscovered Managers
Multi-Strategy Fund
Annual Report
December 31, 2006

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, which is filed with the SEC, may not otherwise be copied, faxed or otherwise distributed to the general public.

Undiscovered Managers Multi-Strategy Fund
Annual Report
December 31, 2006

Highlights

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

Undiscovered Managers Multi-Strategy Fund President’s Letter (Unaudited) December 31, 2006	January 5, 2007

Dear Shareholder:

We are pleased to present this annual report for the Undiscovered Managers Multi-Strategy Fund for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Fund, along with a report from the portfolio managers.

An Economic Slowdown
The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year
The broad stock market, as measured by the S&P 500 Index, returned 15.80% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook
We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

Undiscovered Managers Multi-Strategy Fund
Portfolio Performance Review (Unaudited)
December 31, 2006

Q. How did the Fund perform?

The Undiscovered Managers Multi-Strategy Fund, which seeks to achieve capital appreciation with low volatility relative to the broad equity markets, returned 7.14% for the 12 months ended December 31, 2006.* These returns were generated with a standard deviation of 2.15% and a beta of 0.19% compared to the S&P 500 Index. During the period, the Fund underperformed the S&P 500 Index, which returned 15.80% with a standard deviation of 5.64%.

Q. Why did the Fund perform this way?

The Fund is not managed to correlate with the S&P 500 Index. The Fund has an extended market outlook - it seeks to generate returns comparable to long-term historical returns of equities with less volatility - and thus may underperform the S&P 500 Index in any one year (typically when there is a major upswing in the market) while seeking to beat it over a longer time horizon.

Detractors to Performance

On balance, our basket of short-oriented equity managers had the worst overall performance for the period, detracting 43 basis points (bps) from Fund results. These managers showed particular strength during the second quarter of 2006, and provided valuable support when the broader market experienced sell-offs globally; however, there was a notable retracement in the latter half of the year. Our short credit exposure also modestly detracted from performance, losing 13 bps in the period.

The other notable detractor came from our Japan-focused manager, whose losses occurred largely in the first three quarters of the year. The manager returned nearly 8.0% in the fourth quarter, bringing year-to-date returns to -9.0% and reducing the Fund’s overall performance by 48 bps.

Contributors to Performance

The largest contributor to performance was the long/short sector-specific strategy, which provided 4.67% for the Fund. The main drivers of performance came from our energy-focused manager whose performance added nearly 75 bps to returns, benefiting from the broader oil, natural gas and other energy-related markets. Our exposure to real estate and technology also contributed to gains.

Another area that performed positively for the period was our long/short general strategy, generating 3.28% for the Fund. The highest-performing manager in this strategy, and the Fund overall, was our long/short deep-value manager, which added 109 bps to the Fund’s return for the year. Other contributors included exposure to our long/short concentrated small- to mid-cap manager and our deep-value long /short manager.

Event-driven managers contributed materially to the Fund’s performance, returning 168 bps. The best performer came from a manager whose multi-strategy, distressed-investment approach made gains in bank debt, trade claims, real estate and European-distressed securities.

*The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

Undiscovered Managers Multi-Strategy Fund
Portfolio Performance Review, continued (Unaudited)
December 31, 2006

Q. How was the Fund managed?

We increased the number of managers in which we were invested from 31 at the end of 2005 to 32 as of December 31, 2006. Allocations in the long/short international strategy increased throughout the year as we found compelling managers in the space. Because we believe that the operating environment for long/short international managers has improved, we have started to increase our allocations in this area from an 11% weighting at year-end 2005 to a 16% weighting at year-end 2006. We may continue to grow to a 20% allocation in this space over the next few quarters. We also added to our short-oriented equity exposure as warranted in our goal to reach beta neutrality. Other modest shifts in the Fund included decreases in long/short U.S., relative value and short credit.

Undiscovered Managers Multi-Strategy Fund
Portfolio Charactertistics (Unaudited)
December 31, 2006

Fund Facts
Fund Inception	February 28, 2002
Fiscal Year End	December 31
Net Assets as of 12/31/2006 (in thousands)	$282,056

Investment Vehicles by Strategy Type (% of Investments)

Event Driven - Distressed 11.1%
Event Driven - Multi Strategy 3.5%
Long/Short - Europe 7.3%
Long/Short - General 20.5%
Long/Short - Global 2.9%
Long/Short - Japan 6.5%
Long/Short - Sector 33.4%
Short 14.8%

Undiscovered Managers Multi-Strategy Fund
Portfolio Characteristics, continued (Unaudited)
December 31, 2006

	Average Annual Total Returns as of December 31, 2006
	1 Year	3 Years	Since Inception
Undiscovered Managers Multi-Strategy Fund	7.14%	5.73%	5.39%

The quoted performance is past performance and not a guarantee of future returns. An absolute return strategy involves risk and is subject to fluctuation. For a more complete description of the risks involved, please refer to the Fund’s Private Placement Memorandum. The past performance of any investment, investment strategy or investment style is not indicative of future performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return figures include the reinvestment of dividends and capital gains. For up to date month-end performance information, or to receive the Fund’s Private Placement Memorandum, please call 1-800-245-5834. Please read carefully before investing or sending money.

The Fund commenced operations on February 28, 2002.

The graph illustrates comparative performance for $40,000 invested in the Undiscovered Managers Multi-Strategy Fund, S&P 500
Index, Lehman Brothers Aggregate Bond Index, Merrill Lynch 1-3 Year Treasury Funds Index and HFRI Fund of Funds Composite Index from February 28, 2002 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the performance of the bond market as a whole. The Merrill Lynch 1-3 Year Treasury Funds Index is an unmanaged index which measures short-term bond performance. The HFRI Fund of Funds Composite Index measures the performance of the broad market of funds of funds open to investors. Investors cannot invest directly in an index.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not otherwise be copied, faxed or otherwise distributed to the general public.

Undiscovered Managers Multi-Strategy Fund
Schedule of Portfolio Investments
As of December 31, 2006
Liquidity	Security Description	Value
Long-Term Investments -- 97.0%
Investment Vehicles -- 97.0% (f) (i)
Event Driven - Distressed -- 10.7%
Quarterly	Contrarian Capital Fund I, LP *	$ 10,586,959
Quarterly	DDJ October Fund Onshore Feeder, LP *	9,188,358
Quarterly	Mast Credit Opportunities I, LP *	10,466,474
		30,241,791
Event Driven - Multi Strategy -- 3.4%
Quarterly	Canyon Value Realization Fund (Cayman), Ltd. *	9,605,195
Long/Short - Europe -- 7.1%
Quarterly	Concentric European Fund, Ltd. *	8,729,825
Quarterly	Glenrock Global Partners (QP), LP *	11,244,523
		19,974,348
Long/Short - General -- 19.9%
Quarterly	Bonanza Partners, LP *	11,168,114
Quarterly	Defiance Asset Management Fund, LP *	11,409,220
Annually	Lafayette Street Fund, LP *	13,651,871
Quarterly	The J-K Navigator Fund, LP *	10,173,259
Quarterly	The SC Fundamental Value Fund, LP *	9,795,698
		56,198,162
Long/Short - Global -- 2.8%
Quarterly	Enso Global Equities Partnership, LP *	7,994,028
Long/Short - Japan -- 6.4%
Quarterly	NE Asia Value Onshore Partners, LP *	5,886,920
Quarterly	Standard Pacific Japan Fund, LP	11,993,785
		17,880,705
Long/Short - Sector -- 32.4%
Quarterly	BP Capital Energy Equity Fund, LP **	10,928,376
Quarterly	Connective Capital I (QP), LP *	9,241,706
Quarterly	CRM Windridge Partners, LP *	10,161,647
Quarterly	DAFNA Fund, LLC, Series C *	6,155,193
Monthly	Ecofin Global Utilities Hedge Fund, LP *	7,706,121
Quarterly	Longbow Partners, LP *	9,224,761
Quarterly	MPM BioEquities Fund, LP *	6,572,752
Monthly	Oceanic Hedge Fund *	13,111,481
Quarterly	Vardon Hybrid Fund, LP *	9,265,956
Quarterly	Ventana Partners II, LP *	8,842,513
		91,210,506
Short -- 14.3%
Daily	AdvantHedge Fund, LP *	1,458,951
Quarterly	Arcas Fund II, LP	5,352,676
Quarterly	Contra Strategic Short Fund, LP *	5,786,717
Quarterly	Dialectic Antithesis Partners, LP *	6,587,164
Quarterly	Kingsford Capital Partners, LP *	6,432,711
Quarterly	SC Opportunity Fund, LP **	7,243,355
Quarterly	Senium Fund, LP *	2,727,450
Quarterly	Standard Pacific Credit Opportunities Fund, LP *	4,785,651
		40,374,675

See notes to financial statements.

Total Investments -- 97.0%
(Cost $221,802,486)	$273,479,410
Other Assets in Excess of Liabilities -- 3.0%	8,576,396
Net Assets -- 100.0%	$282,055,806

Percentages indicated are based on net assets.

(f)	Fair valued investments.
(i)	Securities have been deemed illiquid and restricted pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

* All or a portion of this investment is subject to a lockup provision ranging from daily to 1 year.

** A portion of this investment is subject to a lockup provision of 2 years.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Assets and Liabilities
As of December 31, 2006

ASSETS:
Investments in Investment Vehicles, at fair value	$273,479,410
Cash	19,439,526
Receivables:
Investment Vehicles sold	6,102,232
Total assets	299,021,168

LIABILITIES:
Payables:
Fund shares redeemed	14,221,031
Dividends and distributions	1,874,924
Accrued liabilities:
Investment advisory fees	595,686
Administration fees	173,935
Custodian and accounting fees	774
Other	99,012
Total liabilities	16,965,362

Net Assets	$282,055,806

NET ASSETS:
Paid in capital	$262,492,996
Accumulated undistributed (distributions in excess of) net investment income	(1,583,924)
Accumulated net realized gains (losses) from investments	(30,530,190)
Net unrealized appreciation (depreciation) from investments	51,676,924

Total Net Assets	$282,055,806

Outstanding units of beneficial interest (shares) ($0.001 par value; unlimited number of shares authorized);	9,938,817

Net asset value, offering and redemption price per share	$28.38

Cost of investments	$221,802,486

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Operations
For the Year Ended December 31, 2006

INVESTMENT INCOME:
Interest income	$12,775

EXPENSES:
Investment advisory fees	3,492,273
Administration fees	1,019,733
Custodian and accounting fees	7,321
Professional fees	158,041
Trustees' and Officers' fees	3,830
Printing and mailing costs	22,535
Registration and filing fees	579
Transfer agent fees	92,326
Other	56,301
Total expenses	4,852,939
Less earnings credits	(7,166)
Net expenses	4,845,773

Net investment income (loss)	(4,832,998)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	8,023,090
Change in net unrealized appreciation (depreciation) of investments	16,060,971
Net realized/unrealized gains (losses)	24,084,061

Change in net assets resulting from operations	$19,251,063

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statements of Changes in Net Assets
For the Periods Indicated

	Year Ended December 31, 2006	Year Ended December 31, 2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,832,998)	$(4,459,484)
Net realized gain (loss) on investments	8,023,090	5,800,500
Change in net unrealized appreciation (depreciation) of investments	16,060,971	15,260,626
Change in net assets resulting from operations	19,251,063	16,601,642

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,054,585)	—
From net realized gains	(17,004,898)	(7,157,586)
From tax return of capital	—	(474,004)
Total distributions to shareholders	(19,059,483)	(7,631,590)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	58,911,841	51,395,767
Dividends reinvested	17,184,559	6,428,141
Cost of shares redeemed	(56,234,168)	(39,693,540)
Change in net assets from capital transactions	19,862,232	18,130,368

NET ASSETS:
Change in net assets	20,053,812	27,100,420
Beginning of year	262,001,994	234,901,574
End of year	$282,055,806	$262,001,994
Accumulated undistributed (distributions in excess of) net investment income	$(1,583,924)	$—

SHARE TRANSACTIONS:
Issued	2,021,704	1,846,129
Reinvested	605,513	227,039
Redeemed	(1,941,708)	(1,405,190)
Change in shares	685,509	667,978

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Cash Flows
For the year ended December 31, 2006

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends and interest received	$12,777
Operating expenses paid	(4,412,230)
Purchases of Investment Vehicles	(79,500,000)
Net (purchases)/sales of short-term investments	550
Proceeds from disposition of Investment Vehicles	89,011,337
Net cash provided by operating activities	5,112,434

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Proceeds from shares issued	62,024,693
Payments of shares repurchased and redeemed	(65,832,874)
Dividend and capital gain distributions paid (excludes reinvestments of $17,184,559)	(1,203,449)
Net cash used for financing activities	(5,011,630)
Net increase in cash	100,804
Cash at beginning of period	19,338,722
Cash at end of period	$19,439,526

Reconciliation of change in net assets resulting from operations to net cash provided (used) by operating activities:
Change in net assets resulting from operations	$19,251,063
Increase in market value of investments	(42,045,738)
Decrease in receivable for Investment Vehicles sold	21,473,564
Decrease in dividend and interest receivable	2
Decrease in contribution pending investment in Investment Vehicles	6,000,000
Increase in accrued liabilities	433,543
Total Adjustments	(14,138,629)
Net cash provided by operating activities	$5,112,434

Disclosure of non-cash items:
Transfer of interest from Vardon Partners II, LP to Vardon Hybrid Fund, LP	$8,369,546
Transfer of interest from Connective Capital I, LP to Connective Capital I (QP), LP	$4,761,214

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Financial Highlights
For the Periods Indicated

							February 28, 2002 (a) Through December 31, 2002
	Years Ended
PER SHARE OPERATING PERFORMANCE:	December 31, 2006	December 31, 2005	December 31, 2004		December 31, 2003
Net asset value, beginning of period	$28.31	$27.36	$26.98		$24.62		$25.00
Income from investment operations:
Net investment income (loss)	(0.48)	(0.46)	(0.48	) (f)	(0.35)		(0.30)
Net realized and unrealized gains (losses) on investments	2.51	2.19	1.48		2.92		(0.01)
Total from investment operations	2.03	1.73	1.00		2.57		(0.31)
Less distributions:
Distributions from net investment income	(0.21)	—	—		—		—
Distributions from capital gains	(1.75)	(0.73)	(0.62)		(0.21)		(0.07)
Distributions from tax return of capital	—	(0.05)	—	(g)	—		—
	(1.96)	(0.78)	(0.62)		(0.21)		(0.07)
Net asset value, end of period	$28.38	$28.31	$27.36		$26.98		$24.62

TOTAL RETURN (b) (c)	7.18%	6.33%	3.72%		10.44%		(1.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$282,056	$262,002	$234,902		$131,858		$53,145

RATIOS TO AVERAGE NET ASSETS: (d) (e)
Net expenses	1.74%	1.71%	1.81%		2.12	% (h)	3.36	% (i)
Net investment income (loss)	(1.73)	(1.71)	(1.80)		(2.11	) (h)	(3.34	) (i)
Expenses without waivers, reimbursements and earnings credits	1.74	1.71	1.81		2.12	(h)	3.63	(i)
PORTFOLIO TURNOVER RATE (b)	31	36	18		12		—

__________________________________________
(a) Commencement of operations.
(b) Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d) Annualized for periods less than one year.
(e) Expenses of Investment Vehicles are not included in the expense ratios.
(f) Calculated based upon average number of shares outstanding.
(g) Amount rounds to less than $0.01
(h) Includes amortization of offering costs of 0.05%.
(i) Includes amortization of offering and organizational costs of 0.93%.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements
December 31, 2006

1.	Organization

UM Investment Trust (“UMIT”) (the “Trust”) was organized on November 12, 2001, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. Undiscovered Managers Multi-Strategy Fund (the “Fund”) is the only series of the Trust. The Fund commenced operations on February 28, 2002.

The objective of the Fund is to achieve capital appreciation with low volatility relative to the broad equity markets. The Fund seeks to achieve its objective through a multi-manager, multi-strategy program of investments in a variety of partnerships and other investment vehicles (collectively, the "Investment Vehicles") that are advised by a variety of investment management firms. The Fund primarily invests in Investment Vehicles that are not registered under the 1940 Act and cannot be resold or transferred except by permission of the managers of the Investment Vehicles.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Valuation of Investments

The Trust determines the net asset value per share of the Fund (i) as of the last day of each month that the New York Stock Exchange is open for trading as of the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the New York Stock Exchange and (ii) at such other dates and times as may be approved by the Trust's officers from time to time. Investments in Investment Vehicles are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Vehicle in accordance with the Investment Vehicle's valuation policies and reported at the time of the Fund's valuation, net of any performance fees. As a general matter, the fair value of the Fund's interest in an Investment Vehicle will represent the amount that the Fund could reasonably expect to receive from an Investment Vehicle if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Vehicle does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Vehicle based on the most recent value reported by the Investment Vehicle, as well as any relevant information available at such time.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Investments of the Fund with a value of $273,479,410, which is approximately 100.0% of the Fund's investments at December 31, 2006, have been fair valued and are illiquid and restricted as to resale or transfer.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
December 31, 2006

B.	Security Transactions and Investment Income

Investment transactions are accounted for on the trade date (the date the subscription/redemption is accepted and effective). Gains and losses are calculated on the specific identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

All changes in the value of the Investment Vehicles are included as unrealized appreciation or depreciation in the Statement of Operations.

C.	Fund Expenses

The Fund bears all the expenses of its own operations, including, but not limited to legal, audit, fund accounting, registration and blue sky filing fees. With respect to the Fund's investments in other registered investment companies, private investment funds, and other commingled Investment Vehicles, the Fund bears its ratable share of each such entity's expenses and would also be subject to its share of the management and performance fees, if any, charged by such entity. The Fund's share of management and performance fees charged by such entities is in addition to fees paid by the Fund to the advisor and is not reflected as Fund expenses.

As of December 31, 2006, the Fund had investments in thirty-two Investment Vehicles, none of which were related parties. The agreements related to investments in Investment Vehicles provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of the net assets and performance fees or allocations of 10% to 30% of net profits earned. The Investment Vehicles provide for periodic redemptions, with various lock-up provisions from initial investment. The liquidity provisions shown in the Schedule of Portfolio Investments apply after the expiration of lock-up provisions.

D.	Federal Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

E.	Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of net capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various Investment Vehicles held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
December 31, 2006

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/(Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$2,045,297	$5,303,659	$(7,348,956)

The reclassifications for the Fund relate primarily to deferred compensation and the difference in character for tax purposes of income from partnerships.

F.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109“ (the ”Interpretation“). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3.	Fees and Other Transactions with Affiliates

A.	Investment Advisory Fee

Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”), a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the investment advisor to the Fund. The Advisor has a responsibility for the management of the Fund’s affairs, subject to the supervision of the Trust’s Board of Trustees (the “Board”). For such services, the Advisor is paid a fee. The fee is accrued and paid monthly at an annual rate of 1.25% of average monthly net assets. The average net assets for each calendar month are determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

The Fund's investment portfolio is managed on a day-to-day basis by Cadogan Management, LLC (the “Sub-advisor” or "Cadogan"), under the general oversight of the Advisor and the Board. On December 29, 2006, Fortis Investment Management USA, Inc. (“Fortis”) purchased 70% of the limited liability company interests of Cadogan. At the time, Cadogan was the Multi-Strategy Fund’s subadviser, pursuant to a subadvisory agreement entered into by the Advisor with Cadogan (the "Former Subadvisory Agreement"). The acquisition of Cadogan by Fortis may be deemed an “assignment” of the Former Subadvisory Agreement and therefore terminated automatically on December 29, 2006.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
December 31, 2006

On November 15, 2006, the Trustees, including a majority of the disinterested Trustees, approved an interim subadvisory agreement between JPMIM and Cadogan (“Interim Subadvisory Agreement") effective December 29, 2006. The Interim Subadvisory Agreement is substantially the same as the Former Subadvisory Agreement. Under the 1940 Act, the Interim Subadvisory Agreement has a duration no greater than 150 days following December 29, 2006, the date on which the Former Subadvisory Agreement with Cadogan terminated. After the expiration of the 150 day period, Cadogan may continue to serve as subadviser to the Fund only upon the approval of the Multi-Strategy Fund’s shareholders of a new subadvisory agreement.

Under the terms of the Former SubAdvisory Agreement and the Interim Subadvisory Agreement, the Advisor pays the Sub-advisor a monthly sub-advisory fee at the annual rate of 0.85% of the average monthly net assets of the Fund. The Advisor monitors and evaluates the Subadvisor to help assure that it is managing the Fund in a manner consistent with the Fund's investment objective and restrictions and applicable laws and guidelines.

The fees paid to the Advisor are separate from and in addition to the fees charged to the Fund by the Investment Vehicles.

B.	Administration Fee

Pursuant to the Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed and paid monthly at the annual percentage of 0.365% of the average monthly net assets of the Fund. The average net assets for each calendar month is determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

J.P. Morgan Investor Services, Co. (“JPMIS”) serves as the Fund’s Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.	Placement Agent

JPMorgan Distribution Services Inc. (the “Placement Agent”), an indirect wholly-owned subsidiary of JPMorgan, serves as the Fund’s placement agent. The Placement Agent processes subscriptions for shares and provides various sales support activities in connection with the Fund’s private placement of shares.

The Placement Agent receives no compensation for its services.

D.	Custodian and Accounting Fees

JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and fund accounting services for the Fund. The amount paid directly to JPMCB by the Fund for custody and fund accounting services is included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
December 31, 2006

E.	Other

Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4.	Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$98,630,760	$80,668,533

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5.	Federal Income Tax Matters

For federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$252,332,675	$26,827,482	$5,680,747	$21,146,735

For the Fund, the difference between book and tax basis unrealized appreciation/depreciation is attributable to the outstanding basis adjustment from the Fund’s investments in partnerships.

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$11,562,659	$7,496,824	$19,059,483

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
December 31, 2006

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Long-Term Capital Gain	Return of Capital	Total Distributions
$7,157,586	$474,004	$7,631,590

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income	Current distributable long-term capital gain or (tax basis capital loss carryover)	Unrealized appreciation (depreciation)
$—	$—	$21,146,735

For the Fund, the cumulative timing differences primarily consist of the outstanding basis adjustment from the Fund’s investments in partnerships, deferred compensation and dividends and distributions payable.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2006, the Fund deferred to January 1, 2007 post October currency losses of $16,891.

6.	Shareholder Transactions

No shareholder will have the right to require the Fund to redeem Shares, although the Fund may from time to time repurchase Shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Fund at least 60 and no more than 90 days prior to the repurchase date. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that it will generally recommend to the Board that the Fund offer to repurchase Shares on the last business day of each calendar quarter.

Dividends and capital gain distributions ("Distributions") will automatically be reinvested in additional shares of the Fund at the Fund's net asset value on the record date thereof unless a shareholder has elected to receive Distributions in cash.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
December 31, 2006

7.	Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Sub-advisor may invest the Fund's assets in Investment Vehicles that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Investment Vehicles are riskier than liquid securities because the Investment Vehicles may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Vehicles may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase Shares from time to time, there can be no assurance such offers will be made with any regularity.

The Fund invests primarily in Investment Vehicles that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Investment Vehicles may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Vehicles may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Fund's net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Shares.

The Investment Vehicles provide for periodic redemptions ranging from daily to annually with lock-up provisions of up to two years from initial investment.

8.	Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The Fund is subject to the risk that should it decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

9.	Subsequent Event

On February 14, 2007, the Trustees, including a majority of the disinterested Trustees, approved a new sub-advisory agreement by and between the Advisor and Cadogan ("New Subadvisory Agreement"). The New Subadvisory Agreement is subject to shareholder approval. A special meeting of shareholders is scheduled to be held on May 2, 2007 at which the New Subadvisory Agreement will be presented to shareholders for their approval.

Report of Independent Registered Public Accounting Firm

To the Trustees of UM Investment Trust
and Shareholders of Undiscovered Managers Multi-Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Multi-Strategy Fund (a portfolio of UM Investment Trust, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented (except for the financial highlights for the period ended December 31, 2002), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments with the investment vehicles at December 31, 2006, provide a reasonable basis for our opinion. The financial highlights for the period ended December 31, 2002 were audited by another independent registered public accounting firm whose report dated February 7, 2003 expressed an unqualified opinion on the financial statements containing those financial highlights.

As explained in Note 2, the financial statements include investments valued at $273,479,410 (97.0% of the Fund's net assets) at December 31, 2006, the values of which have been estimated by the Investment Advisor in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.

PricewaterhouseCoopers LLP
New York, New York
February 28, 2007

Undiscovered Managers Multi-Strategy Fund
Trustees (Unaudited)
December 31, 2006
Name (Year of Birth); Positions With The Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971-1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	131	Director, Cardinal Health, Inc (CAH) (1994-present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998-1999).	131	Director, Albert Einstein School of Medicine (1998-present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director, Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	131	None.

Undiscovered Managers Multi-Strategy Fund
Trustees, continued (Unaudited)
December 31, 2006
Name (Year of Birth); Positions With The Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	131	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985- 2001).	131	Director, Radio Shack Corporation (electronics) (1987-present); Director, The National Football Foundation and College Hall of Fame (1994-present); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	131	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	131	None.

Undiscovered Managers Multi-Strategy Fund
Trustees, continued (Unaudited)
December 31, 2006
Name (Year of Birth); Positions With The Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex
Interested Trustees

Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	131	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently oversees includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Undiscovered Managers Multi-Strategy Fund
Officers (Unaudited)
December 31, 2006
Name (Year of Birth), Positions Held with the Fund	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President since 2005	Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*	Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005	Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996-2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Undiscovered Managers Multi-Strategy Fund
Officers, continued (Unaudited)
December 31, 2006
Name (Year of Birth), Positions Held with the Fund	Principal Occupations During Past 5 Years

Elizabeth A. Davin (1964), Assistant Secretary since 2005*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Michael C. Raczynski (1975), Assistant Secretary since 2006.	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005 **	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc., since August 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

Undiscovered Managers Multi-Strategy Fund
Schedule of Shareholder Expenses (Unaudited)
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Fund, you incur ongoing costs, including investment advisory, administration fees and other Fund expenses (not including expenses from underlying Investment Vehicles). The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example assumes that you had a $1,000 investment in the Fund at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

ACTUAL EXPENSES
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio

Actual	$1,000.00	$1,039.50	$9.05	1.76%
Hypothetical	1,000.00	1,016.33	8.94	1.76

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Undiscovered Managers Multi-Strategy Fund

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Fund whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with legal counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One

Group and JPMorgan Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to concerns raised by them, including the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor's determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Trustees considered that JPMFM, an affiliate of the Advisor, is expected to earn fees from the Fund for providing administrative services. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the services provided.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings. The attention that was given to the benchmark performance and the actions taken as a result of the review of the Fund’s investment performance is summarized below:

The Trustees noted that the performance of the one year and three year periods of the Fund had been within a reasonable range with that of its benchmark index.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios classes is summarized below:

The Trustees noted that although the Fund's contractual advisory fee rate was higher than the median of its Expense Group, the fee was considered reasonable recognizing that the total actual expenses were within a reasonable range of the Fund's Universe Group median and concluded that the advisory fee was acceptable under the circumstances.

Undiscovered Managers Multi-Strategy Fund
Tax Letter (Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Fund with Long Term Capital Gain Designation – 15%

The Fund hereby designates $7,496,824 as long-term capital gain distributions for the purpose of the dividend paid deduction on its tax return for the fiscal year ended December 31, 2006.

For More Information:

Investment Advisor
J.P. Morgan Investment Management Inc.
245 Park Avenue
New York, New York 10167

Placement Agent
JPMorgan Distribution Services, Inc.
245 Park Avenue
New York, New York 10167

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at http://www.sec.gov. A copy of the Fund’s voting record for the 12-month period ended June 30 is available on the SEC’s website no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc.

AN-UM-1206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” Trustee of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2006 – $93,050
2005 – $90,232

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2006 – $12,180
2005 – $13,700

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2006 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2006 – Not applicable
2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2006 – 100%
2005 – 100%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The proxy voting policies and procedures in effect as of December 31, 2006 are included as Exhibit 7.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

The portfolio managers for UM Multi-Strategy Fund (“Fund”) are as follows:

Stuart Leaf. Stuart Leaf, Chief Executive Officer, has been involved in the research, creation and management of Cadogan Management, LLC’s (“Cadogan”) multi-manager portfolios since 1994. He also has primary responsibility for business strategy and new product development.

Paul Isaac. Paul Isaac, Chief Investment Officer, joined Cadogan in 2000 and heads its Investment Committee. In addition to evaluating managers and economic context of the various hedge fund sectors, he, together with Mr. Leaf and Mr. Waldron, makes the portfolio management decisions, including creating new client portfolios and selecting or eliminating managers from existing portfolios.

Michael Waldron. Michael Waldron, CFA, Director of Research, manages Cadogan’s proprietary research activity, which includes sourcing and interviewing new managers, due diligence, performance analytics, portfolio creation and monitoring. He joined Cadogan in 1997.

Peter Hommeyer. Peter Hommeyer, CAIA, Director, works together with Mr. Waldron and the research team to evaluate and identify potential hedge fund managers for Cadogan, contributing significantly to ongoing portfolio management. Prior to joining Cadogan in 2004, Mr. Hommeyer ran the Alternative Investments Group for BAWAG Bank in Vienna, Austria. There, he oversaw the Bank’s proprietary hedge fund portfolio. From 1997-2001, he worked for Bank Austria in Vienna and London, holding positions in portfolio management and derivatives trading.

PORTFOLIO MANAGERS’ OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of December 31, 2006:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Stuart Leaf	0	0	0	0	0	0
Paul Isaac	0	0	0	0	0	0
Michael Waldron	0	0	0	0	0	0
Peter Hommeyer	0	0	0	0	0	0

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Stuart Leaf	0	0	11	$ 1475 mm	4	$239 mm
Paul Isaac	0	0	11	$ 1475 mm	4	$239 mm
Michael Waldron	0	0	11	$ 1475 mm	4	$239 mm
Peter Hommeyer	0	0	11	$ 1475 mm	4	$239 mm

POTENTIAL CONFLICTS OF INTEREST

As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment company (a “RIC”). The potential for conflicts of interest exists when Cadogan, the subadviser, and its portfolio managers manage other accounts with similar investment objectives and strategies as the RIC. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

From time to time, as part of our portfolio management process, Cadogan encounters the situation of allocating capital to a single fund across multiple Cadogan portfolios. Under such as scenario, Cadogan first looks at the individual fund's appropriateness for each Cadogan portfolio in question. This is based primarily on the fund's designation, style, investment methodology, liquidity terms, risk/return objectives, and capacity. It is often the case that a candidate fund for a particular Cadogan portfolio may ultimately be deemed as inappropriate, while at the same time appropriate for another portfolio.

Cadogan has policies and procedures designed to manage these conflicts described above.

By way of example, this may occur if a fund that has limited capacity (making the investment too small to justify a larger position in a particular fund), or is of a designation that is not suitable for a particular portfolio. In the event that Cadogan finds investments that are a fit for multiple Cadogan portfolios, Cadogan tries to ensure that all portfolios are treated with equal care with respect to position sizing. In the event that capacity is ultimately limited, and a choice must be made between two portfolios, Cadogan’s investment committee will seek to partner the new investment to the Cadogan portfolio that provides the best perceived match with respect to maintaining that particular portfolio's future risk and return objectives.

PORTFOLIO MANAGER COMPENSATION

Cadogan’s portfolio managers, who are also the principals of Cadogan, are compensated by: 1) a fixed base salary and 2) a percentage of Cadogan’s net profits as determined by Cadogan’s operating agreement. The principals are not compensated based on the specific performance of any one portfolio, including the UM Multi-Strategy Fund. Furthermore, sub-advisory fees are not performance based for the Fund unlike the other products managed by Cadogan.

OWNERSHIP OF SECURITIES

Dollar Range of Shares in the Fund
Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000
Stuart N. Leaf					X
Paul Isaac	X
Michael Waldron	X
Peter Hommeyer	X

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UM Investment Trust

By:	/s/
George C.W. Gatch President and Principal Executive Officer March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/
George C.W. Gatch President and Principal Executive Officer March 9, 2007

By:	/s/
Stephanie J. Dorsey Treasurer and Principal Financial Officer March 9, 2007